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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 1, 2002

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     Exact Name of Registrant               Commission       I.R.S. Employer
     as Specified in Its Charter            File Number      Identification No.
     ---------------------------            -----------      ------------------

     Hawaiian Electric Industries, Inc.        1-8503        99-0208097
     Hawaiian Electric Company, Inc.           1-4955        99-0040500


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                                 State of Hawaii
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                 (State or other jurisdiction of incorporation)


                   900 Richards Street, Honolulu, Hawaii 96813
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

            (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
             (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                      None
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         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE FINANCIAL ANALYST PRESENTATION ON TUESDAY, MAY 7, 2002

HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that its Tuesday, May 7, 2002 financial analyst presentation in New York will be broadcast live on its website and via teleconference beginning at approximately 12:45 p.m. EST. The event can be accessed through HEI's website at http://www.hei.com or by dialing (913) 981-5538 for the teleconference call.

An online replay will be available at the same website beginning about two hours after the event and continuing through Tuesday, May 21, 2002. Replays of the teleconference call will also be available approximately two hours after the event through Tuesday, May 21, 2002 by dialing (888) 203-1112, pass code:
449746.

HEI is the largest Hawaii-based company, providing electric utility services to 95% of Hawaii's residents and a wide array of banking services to consumers and businesses through the state's third largest bank.

                                       ###


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


/s/ Robert F. Mougeot                      /s/ Richard A. von Gnechten
----------------------------------         -----------------------------------
Robert F. Mougeot                          Richard A. von Gnechten
Financial Vice President, Treasurer        Financial Vice President
   and Chief Financial Officer
Principal Financial Officer of HEI)        (Principal Financial Officer of HECO)

Date: May 1, 2002                          Date: May 1, 2002